Exhibit 99.1

December 19, 2007

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read HD Partners Acquisition Corporation’s statements included under Item 4.01 of its Form 8-K filed on December 19, 2007, and we agree with such statements concerning our firm.

/s/ Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP